EXHIBIT 10.3

                          Nuevo Financial Center, Inc.

                              NOTICE OF CONVERSION

      The undersigned hereby elects to convert principal under the 10% Convertible Promissory Note of Nuevo Financial Center, Inc., due on April 1, 2007, into shares of common stock, no par value per share (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:
                                 Date to Effect Conversion: April 24, 2006

                                 Principal Amount of Debenture to be Converted:

                                 Payment of Interest in Common Stock: yes __ no

                                 Number of shares of Common Stock to be issued:


                                 Signature:
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                                 Name:
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                                 Address:
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